                                                              Exhibit 10.55


                                 BEST VALUE

                      BLANKET PURCHASE AGREEMENT (BPA)

                             NO. 45-3142-3-04051

                       WIRE AND CABLE SERVICE CONTRACT

                   UNITED STATES DEPARTMENT OF AGRICULTURE

                           NATIONAL FINANCE CENTER

In the spirit of the Federal Acquisition Streamlining Act the United States Department of Agriculture and Government Telecommunications, Inc. (GTI) enter into a blanket purchase agreement to further reduce the administrative costs of acquiring commercial items from the Wire and Cable Services Contract(s) WACS GS00T97NSD0112, Modification P0006.

Wire and Cable Service Contract BPAs eliminate contracting and open market costs such as: the search for sources; the development of technical documents and solicitations; and the evaluation of bids and offers. Contractor Team Arrangements are permitted with Federal Supply Schedule contractors in accordance with Federal Acquisition Regulation (FAR) Subpart 9.6.

This BPA is for VOICE REPLACEMENT SYSTEM at the NATIONAL FINANCE CENTER FACILITIES (NFC) per USDA's Statement of Work (SOW) enclosed as Attachment 1

Signatures:

/s/ Richard Storie                          /s/ Judith McCune
---------------------------------           -----------------------------------
RICHARD STORIE             DATE             JUDITH McCUNE                DATE

Contracting Officer                         Vice-President Operations

United States Department of Agriculture     Government Telecommunications, Inc.



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                         BPA NUMBER 45-3142-3-04051



                   UNITED STATES DEPARTMENT OF AGRICULTURE

                         BLANKET PURCHASE AGREEMENT


Pursuant to WACS Contract Number GS00T97NSD0112, P0006, the Contractor agrees to the following terms of a Blanket Purchase Agreement (BPA) EXCLUSIVELY WITH USDA, OPPM:

1) The Government estimates, but does not guarantee, that the volume of purchases through this agreement. Under WAC Contract GS00T97NSD0112, P0006, This BPA 45-3142-3-04051 is issued as a Firm Fixed Price with a Lease to Own purchase that contains a Performance SOW and full Maintenance Contract.

2)   Contractor:    Government Telecommunications, Inc.
     ----------       4500 Southgate Place, Suite 300
                      Chantilly, VA 20151
                      DUNS NO. 17-796-0275, Tax ID. 52-1467966

3) GTI's proposal received Sep 17, 2003 confirms governments selection of Base and Option items to be included in BPA with analysis of lease cost and savings if full funding for Capital assets were to become available in the future.

4) The Contract line items (CLINS) for Base & Option with lease to own with projected funding needs and projected payment years are shown in the following firm budget projections:

     (a) Firm Budget Projections Matrix

         --------------------------------------------------------------------------------------------------------------
                              Fiscal            Base              Option *
               CLIN            Year         Installation        (Tano TSPD)        Maintenance             Total
         --------------------------------------------------------------------------------------------------------------
                1            FY 2003                 [Omitted for Confidentiality]
         --------------------------------------------------------------------------------------------------------------
                2            FY 2004
         --------------------------------------------------------------------------------------------------------------
                3            FY 2005
         --------------------------------------------------------------------------------------------------------------
                4            FY 2006
         --------------------------------------------------------------------------------------------------------------
                5            FY 2007
         --------------------------------------------------------------------------------------------------------------
                6            FY 2008
         --------------------------------------------------------------------------------------------------------------
                7            FY 2009
         --------------------------------------------------------------------------------------------------------------
                8            FY 2010
         --------------------------------------------------------------------------------------------------------------
                           Total Price
         --------------------------------------------------------------------------------------------------------------

*Estimated

                                     2


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                         BPA NUMBER 45-3142-3-04051


5) This BPA does not obligate any funds. The Base, Option and Maintenance packages are to be funded as funds are available, summary as follows:

     ITEM    ITEM DESCRIPTION        GTI                BASE ORDER        OPTION ORDER       MAINTENANCE
                                                    Initial Task Order  Future Task Order

              BASE                                     [Omitted for Confidentiality]                            Items 1, 5, & 6
      1       COST
      5       VOIP TEST LAN
      6       ADD'L HDW
              OPTIONS                                                                                           Items 7,12, & 13
      12      SPARES
      13      BILLING
      7       TRAINING
              OPTION 1                                                                                          Items a & b
      A       COST
      B       RECORDING REPL
              OPTIONS                                                                                           Items c & d
      C       SPARES
      D       TRAINING
              OVERALL OPTIONS                                                                                   Item 14
      14      SOLDER FRAME
      15      MAINT - BASE                                                                                      Item 15 & 16
      16      MAINT - TSPD
              TOTALS

6)   The following office(s) is hereby authorized to place orders under this
     BPA:

        POINT OF CONTACT

        USDA, OPPM, POD   Richard Storie, Contracting Officer

        USDA, OCIO, NFC   Thomas Lutman, Contracting Officer Technical
                          Representative (COTR)

7) Orders will be placed against this BPA via Purchase Card, FAX, or paper.

8) Unless otherwise agreed to, all deliveries under this BPA must be accompanied by delivery tickets or sales slips that must contain the following information as a minimum:

        (a) Name of Contractor;

        (b) Contract Number;

        (c) BPA Number;

        (d) Model Number or National Stock Number (NSN);

        (e) Task/Delivery Order Number;

        (f) Date of Purchase;

        (g) Quantity, Unit Price, and Extension of Each Item (unit prices and extensions need not be shown when incompatible with the use of automated systems; provided, that the invoice is itemized to show the information); and

                                     3

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                         BPA NUMBER 45-3142-3-04051

        (h) Date of Shipment.

9) The requirements of a proper invoice are as specified in the contract. Invoices will be submitted to the address specified within the task/delivery order transmission issued against this BPA.

10) The terms and conditions included in this BPA apply to all purchases made pursuant to it. In the event of an inconsistency between the provisions of this BPA and the Contractor's invoice, the provisions of this BPA will take precedence.

11) Government shall keep the Asset(s) free and clear of all levies, liens and encumbrances, except those in favor of Contractor and its assigns, in accordance with the provisions of FAR 52.229-1.

12) Prompt Payment: Prompt Payment Act shall apply to Leasing (incorporate FAR 52.232-25).

13) Prepayment Option: Upon ninety (90) days written notice, the Government has the right to pre-pay the remaining Payments for the Asset(s). Such pre-payment price will be the discounted value of all the remaining Payments under this Agreement at the annual rate of 5% or actual leasing rate together with the Residual Value plus any payments then due and owing.

14)  The Warranty is two (2) years under the GSA WACS contracts
     GS00T97NSD0112. The warranty will include all software patches and updates for a particular release level at no additional cost to the Government during the warranty period.

15) Maintenance Contract: This contract has a full Maintenance Service, which includes all manufacturers' recommended preventative and scheduled maintenance. The maintenance contract provides a toll-free (1-800) trouble reporting number, which will be answered 24x7. SWITCH troubles will be automatically reported, on a 24-hour basis, to the GTI Team's Remote Maintenance Administration Center (RMAC) in Atlanta, GA, through the installed Site Event Buffer (SEB). Any other troubles may also be called in on the 1-800 number.

16) When on-site assistance is requested, a GTI Team service technician will be on-site within two hours after the Government notifies the GTI Team's designated point of contact of any major or critical problem. The GTI service technician will identify all affected components and take all necessary steps required to restore the system(s) to operating condition.

     Escalation will ensure that close monitoring of service call events will be conducted. For this project, the GTI Team's escalation process for NFC will be established at two hour intervals for emergency and priority service calls after which time at eight hours, the CEO of GTI will be the Government's Point of Contact until the problem is resolved. After award, the GTI Program Manager will provide the government with the specific name, official work hours, telephone numbers, and contact information for periods outside of official work hours. Any changes to the information on the escalation list will be updated with the NFC.

                                     4


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                         BPA NUMBER 45-3142-3-04051

------------------------------------------------------------------------------------------------------------------------------------
                                     NOTIFICATION
                                       OF FIELD
  SERVICE TYPE/                        SERVICE        TIER 2 SUPPORT     TIER 3 SUPPORT   OEM TECH SUPPORT
RETURN TO SERVICE   TIER 1 SUPPORT    SUPERVISOR       DISPATCHED/         DISPATCHED/       INITIATED/     GTI CEO BECOMES NFC'S
      TIME            DISPATCHED      AND GTI PM        CONTACTED           CONTACTED        DISPATCHED              POC
------------------------------------------------------------------------------------------------------------------------------------
 Emergency/4 Hr       Immediate       Immediate     1 Hour after Tier     2 Hours after     3 Hours after    6 Hours after event
                                                        1 on-site        Tier 1 on-site    Tier 1 on-site   start-CEO Notification
------------------------------------------------------------------------------------------------------------------------------------
  Priority/8 Hr     Within 1 Hr of   Within 2 Hrs     2 Hours after       4 Hours after     6 Hours after    8 Hours after event
                     Notification      of event       Tier 1 on-site     Tier 1 on-site    Tier 1 on-site           start
------------------------------------------------------------------------------------------------------------------------------------
  Routine/24 Hr     Within 8 Hr or   As Required      4 Hours after       6 Hours after     8 Hours after   As Required to resolve
                  Next Business Day                      Tier 1          Tier 1 on-site    Tier 1 on-site   customer satisfaction
                                                         on-site             without           without
                                                    without resolution     resolution        resolution
------------------------------------------------------------------------------------------------------------------------------------

17) It is the intent of the Government by placing this Order to exercise each renewal option and to extend the lease until completion of the full Lease Term so long as the bona fide needs of the Government for the products or functionally similar products continues to exist. The Total Contract Price shall be defined as the sum of all lease payments.

18) FAR 52.229-1, State and Local Taxes (April 1984) is incorporated by reference. The Government agrees to prove exemption from all taxes on the sale, use, or value of the equipment and/or software lease hereunder.

19)  Performance Matrix is as follows:

===================================================================================================================================
PERFORMANCE           PERFORMANCE STANDARD                       PERFORMANCE MEASUREMENT             DEDUCTION FROM TOTAL COST
REQUIREMENT                                                                                          FOR EXCEEDING MEASUREMENT
===================================================================================================================================
1. Technical          The contractor shall deliver the           The COR will verify                 0.5% for every week the
   Requirements       system IAW the Technical Requirements      IAW the acceptance test,            cutover date is missed
                      specified in Sections 3 and 4 of           as specified in                     because of contractor
                      Attachment 1                               Section 11 of Attachment 1.         activities.
===================================================================================================================================
2. System             The contractor shall meet the              Test results will be as             Free installation and one
   Performance        performance criteria in Para. 3.6          specified in Para. 3.6              month service for additional
                                                                                                     required trunks
===================================================================================================================================
3. Maintenance        The contractor shall respond on-site       The contractor will not miss the    1. 0.5% of annual lease
                      to critical outages within two hours       performance standard more than      payment plus extend warranty
                      of the reported outage.                    three times during the contract     by one week per incident
                                                                 year.                               during warranty period
                                                                                                     2. 0.5% of maintenance
                                                                                                     contract invoice after
                                                                                                     warranty
===================================================================================================================================

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